POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that
the undersigned constitutes and appoints James E. Matthews and
Gayle Ellis and each of them, his/her true  and  lawful
attorneys-in-fact and agents, with full power of substitution, for him/her and in his/her name, place and stead, in any and all capacities, to:

1. execute for and on behalf of the undersigned, in
the undersigned's capacity as an officer and/or
director of ADTRAN, Inc. (the "Company"),
Form ID, "Uniform Application for Access Codes
to File  on Edgar", in accordance with the
Securities Exchange Act of 1934, as amended, and
the rules thereunder;

2. do and perform any and all acts for and on
behalf of the undersigned that may be necessary
or desirable to complete and execute any such
Form ID and timely file such form with the
United States Securities and Exchange
Commission; and

3. take any other action of any type whatsoever in
connection with the foregoing which, in the
opinion of any such attorney-in-fact, may be of
benefit to, in the best interest of, or legally
required  by, the undersigned, it being understood
that the documents executed by such attorney-in-
fact on behalf of the undersigned pursuant to this
Power of Attorney shall be in such form and
shall contain such terms and conditions as such
attorney-in? fact may approve in such attorney-in-
fact's discretion.

      The undersigned hereby grants to each such attorney-in-
fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of
substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the
undersigned, are not assuming, nor is the Company assuming,
any of the undersigned's responsibilities to comply with Section
16 of the Securities Exchange  Act  of 1934.

      IN WITNESS WHEREOF, the undersigned has caused
this Power of Attorney to be executed as of this 18 day of
November, 2014.

      Signature

Eduard Scheiterer

      Printed Name